MOSS-ADAMS LLP
Certified Public Accountants | Business Consultants

WWW.MOSSADAMS.COM
3800 East Raintree Drive, Suite 210
Scottsdale, AZ 85260
T (480) 444-3424 F (480) 444-3423

*Acumen. Agility. Answers.*

September 27, 2011

Mr. Todd Brown, Audit Committee Chairman
Star Buffet, Inc.
1312 N. Scottsdale Road
Scottsdale, AZ 85257

Mr. Robert Wheaton, Chief Executive Officer
Star Buffet, Inc.
1312 N. Scottsdale Road
Scottsdale, AZ 85257

Dear Mr. Brown and Mr. Wheaton:

This is to confirm that the client-auditor relationship between Star Buffet, Inc. (Commission File Number 0-6054) and Moss Adams LLP has ceased.

Respectfully,

Moss Adams LLP

MOSS ADAMS LLP

Cc: Office of the Chief Accountant
PCAOB Letter File
Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549-6561